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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 August 14, 2007

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                         BREITBURN ENERGY PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)

            Delaware                     001-33055             74-3169953
 (State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)

                       515 South Flower Street, Suite 4800
                              Los Angeles, CA 90071
                     (Address of principal executive office)

                                 (213) 225-5900
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 2.02  Results of Operation and Financial Condition.

         On August 14, 2007, BreitBurn Energy Partners L.P. (the "Partnership") issued a press release announcing financial results for second quarter 2007. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

         The information in this Current Report on Form 8-K provided under Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)  Exhibits.

Exhibit No.    Exhibit Description
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     99.1      BreitBurn Energy Partners L.P. second quarter 2007 earnings release dated August 14, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  BREITBURN ENERGY PARTNERS L.P.

                                  By:    BREITBURN GP, LLC,
                                         its general partner


Dated: August 14, 2007            By:    /s/ Randall H. Breitenbach
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                                         Randall H. Breitenbach
                                         Co-Chief Executive Officer